                                                                    Exhibit 10.4

                                                                [Execution Copy]


                         BUSINESS OPPORTUNITY AGREEMENT

         This BUSINESS OPPORTUNITY AGREEMENT, dated as of June 29, 2001 (this "Agreement"), is among ANKER COAL GROUP, INC., a Delaware corporation (the "Company"), the Persons (as defined below) who have executed this Agreement as shareholders of the Company (collectively, the "Shareholders"), the Persons who have executed this Agreement as holders of the Company's 14.25% Series B Second Priority Senior Secured Notes due 2001 (collectively, the "Bondholders"), Wexford Capital LLC, a Connecticut limited liability company ("Wexford"), Valentis Investors LLC, a Delaware limited liability company ("Valentis"), Wexford Spectrum Investors LLC, a Delaware limited liability company ("Spectrum"), Solitair Corp., a Delaware Corporation ("Solitair") the Company, the Shareholders and the Bondholders are sometimes referred to collectively herein as the "Parties".

                                  INTRODUCTION

         WHEREAS, Wexford serves as the investment manager or the manager of Valentis, Spectrum and Solitair and one or more employees of Wexford or other entities for which Wexford serves as investment manager or manager (together with Valentis, Spectrum and Solitair, the "Wexford Entities") may be elected to the board of directors of the Company; and

         WHEREAS, the Wexford Entities and their Affiliates own interests in a number of corporations, partnerships and other entities engaged in coal production, transportation, distribution, and consumption and other energy-related businesses and intend to acquire from time to time additional interests in such Persons (as defined below) or in other Persons engaged in such activities;

         WHEREAS, Wexford Entities may owe fiduciary or contractual duties to other Wexford Entities and to other Persons;

         WHEREAS, in the absence of this Agreement there could arise circumstances in which a Wexford Entity may be alleged to have duties to offer a Business Opportunity (as defined below) to the Company by virtue of the fact that an employee of the Wexford Entity or of an Affiliate thereof serves on the board of directors of the Company;

         WHEREAS, Wexford is unwilling to permit its employees or employees of other Wexford Entities to serve on the Company's board of directors in the absence of an agreement that will permit Wexford Entities and their Affiliates to conduct their businesses as now conducted and as contemplated;

         WHEREAS, each of the Wexford Entities has relied on the fact that this Agreement would be executed and in the future will rely on this Agreement and the commitments herein made by the Company, the Shareholders and the Bondholders; Wexford, Valentis, Spectrum, Solitair and other Wexford Entities that are beneficiaries of this Agreement will rely on this Agreement and the commitments herein made by the Company, the Shareholders and the Bondholders;

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and obligations hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

         1. Definitions. The following terms shall have the following meanings:

         "Affiliate" of a Person means any Person controlling, controlled by, or under common control with such Person, with "control" and its correlative terms meaning the possession, directly or indirectly, of the power to direct or cause the direction of management or policies (whether through ownership of securities or any partnership or other ownership interest, by contract or otherwise) of a Person. For the purpose of this Agreement, "control" shall also include serving as a manager or general partner of a Person or performing similar functions for a Person. Solely for the purposes of this definition, "control" shall include the possession, directly or indirectly, through one or more intermediaries, of
(A) in the case of a corporation, 50% or more of the outstanding securities thereof; (B) in the case of a limited liability company, partnership, limited partnership or venture, the right to 50% or more of the distributions therefrom (including liquidating distributions); and (C) in the case of any other Person, 50% or more of the economic or beneficial interest therein; provided, however, in the case of all references in this Agreement to Affiliates of Wexford or Wexford Entities, each of the references to "50%" in this sentence shall instead be to "10%".

         "Business Opportunity" means any opportunity for a Person (a) to enter into any transaction pursuant to which such Person would acquire (whether by purchase, lease, or other transaction), own, invest in, finance, lend funds to, contribute capital to, manage, operate, or otherwise participate in (or with) any Person, assets or other transaction, (b) to market, broker, purchase, sell or trade in bituminous coal, coke or other coal by-products (including, coal, coke or other coal by-products produced by the Company), (c) to produce, process or consume bituminous coal, coke or other coal by-products or to operate coal mines or coal processing facilities of any kind, (d) to generate electricity using bituminous coal or coal by-products, or (e) to act as a broker, finder, financial advisor or investment banker with respect to any of the foregoing activities by any other Person.

         "Company" means the Company, acting for itself and on behalf of its Affiliates in which the Company owns an interest, directly or indirectly, unless the context otherwise requires.

         "Person" means any natural person, corporation, limited partnership, limited liability company, general partnership, joint stock company, joint venture, association, company, trust, bank, trust company, land trust, business trust or other organization, whether or not a legal entity.

         2. Renunciation of Business Opportunities. (a) To the fullest extent permitted by law, the Company hereby renounces any interest or expectancy in any Business Opportunity developed by a Wexford Entity, and the Company, the Shareholders and the Bondholders agree that no Wexford Entity has any obligation to offer any such Business Opportunity to the Company. Except as provided in clause (c) below and without waiving any right to claim a breach of any other provision of this Agreement, to the fullest extent permitted by law, the Company, the Shareholders and the Bondholders further agree that no employee of any Wexford Entity who serves as a member of the Company's board of directors (collectively, the "Designated Directors") shall be expressly or implicitly restricted or proscribed by virtue of this Agreement, the relationship that exists between the Wexford Entities or the Designated Directors (or any of them) and the Company or otherwise, from engaging in any type of business activity (including in a Business Opportunity) or owning an interest in any type of business entity, regardless of whether such business activity is (or such business entity engages in businesses that are) in direct or indirect competition with the business of the Company or any of its Affiliates. Without limiting the foregoing and to the fullest extent permitted by law, by virtue of the renunciations of Business Opportunities herein, the Shareholders, the Bondholders and the Company agree that (1) neither the Company nor any of its Affiliates nor any other Person shall have any rights, by virtue of this Agreement, the relationship that exists between the Wexford Entities or the Designated Directors (or any of them) and the Company or otherwise, in any business venture or business opportunity of any Wexford Entity or any of their respective Affiliates, and none of the Wexford Entities or their respective Affiliates or designees or the Designated Directors shall have any obligation to offer any interest in any such business venture or business opportunity (including any Business Opportunity) to the Company or any of its Affiliates or any other Person, or otherwise account to any of such Persons in respect of any such business ventures or opportunities, and (2) it shall not be deemed a breach of any fiduciary or other duties, if any, whether express or implied, for any Wexford Entity to permit itself or one of its Affiliates or designees to engage in a business opportunity (including, a Business Opportunity) in preference or to the exclusion of the Company or any of its Affiliates or any other Person.

         (b) Specifically and without limiting the generality of the foregoing, an employee of a Wexford Entity who serves on the board of directors of the Company may, in the course of his or her employment with a Wexford Entity, encounter business opportunities that the Company or any of its Affiliates may desire to pursue. The Company and its Shareholders recognize that such opportunities may include the Business Opportunities renounced above.

         (c) Notwithstanding anything to the contrary herein, the Company does not renounce any interest or expectancy in a Business Opportunity that is presented to a director of the Company solely in, and as a direct result of, his or her capacity as a director of the Company, unless such opportunity is separately presented to any Wexford Entity or its Affiliates (including a separate presentation to a Wexford Entity or its Affiliates through a Designated Director in his or her capacity as an employee of a Wexford Entity or its Affiliates), in which case such entity shall be free to pursue such opportunity.

         3. Transactions with the Company. The Company may enter into one or more agreements with a Wexford Entity to render services to the Company, provide funds or credit support to the Company or sell, transfer or convey property or assets to, and from, the

Company. Any such transaction will only be performed by a Wexford Entity after such transaction is approved by the Company's board of directors (excluding any director who is an employee of a Wexford).

         4. Waivers Included in the Company's Organizational Documents. The Company and the Shareholders hereby agree that the renunciations, waivers and other provisions of Section 2 above will be added to the Company's organizational documents in form and substance acceptable to Wexford.

         5. Indemnification. (a) The Company agrees to defend, indemnify and hold harmless each Wexford Entity, and its shareholders, managers, directors, officers, employees (including the Designated Directors), agents, Affiliates, successors and assigns, and each of them (collectively, the "Indemnified Parties"), of and from any and all debts, obligations, liabilities, deficiency, damages, claims, demands, actions, orders, causes of action, proceedings, fines, penalties, taxes, costs and expenses (including without limitation, attorneys and accountants fees) of any kind and nature (collectively, "Damages"), that may be suffered or incurred by them, or any of them, resulting from or arising out of the non-fulfillment of any covenant, agreement, waiver, renunciation or obligation of the Company contained in this Agreement. Without limiting the foregoing, each Indemnified Party who was or is made a party or is threatened to be made a party to or is involved in any action, suit or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding"), by reason of the fact that an employee of a Wexford Entity is or was a director of the Company or is or was serving at the request of the Company as a director, whether the basis of such proceeding is alleged action in an official capacity as a director, or in any other capacity while serving as a director, shall be indemnified and held harmless by the Company to the fullest extent authorized by the Delaware General Corporation Law, as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the corporation to provide broader indemnification rights than said law permitted the Company to provide prior to such amendment), against all Damages reasonably incurred or suffered by such Person in connection therewith and such indemnification shall continue as to a Person who has ceased to be a director of the Company and shall inure to the benefit of its, his or her heirs, executors, administrators, successors and assigns. The right to indemnification conferred in this Section shall be a contract right and shall include the right to be paid by the Company the expenses incurred in defending any such proceeding in advance of its final disposition; provided, however, that, if the Delaware General Corporation Law requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Company of an undertaking, by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this Section or otherwise.

         (b) If a claim under this Section 5 is not paid in full by the Company within thirty days after a written claim has been received by the Company, the claimant may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim and, if the claimant substantially prevails, the claimant shall be entitled to be paid also the reasonable expense incurred in prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Company) that the claimant has not met the standards of conduct which make it permissible under the Delaware General Corporation Law for the corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Company. Neither the failure of the Company (including its Board of Directors, independent legal counsel, or its stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the Delaware General Corporation Law, nor an actual determination by the Company (including its Board of Directors, independent legal counsel, or its stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

         (c) Notwithstanding anything herein to the contrary, if an Indemnified Party determines in good faith that there is a reasonable probability that a proceeding may adversely affect it or its Affiliates, the Indemnified Party may assume the exclusive right to defend, compromise, or settle such proceeding, but the Company will not be bound by any determination of a proceeding so defended or any compromise or settlement effected without its consent (which may not be unreasonably withheld or delayed). If, within 30 days of the Company's receipt of a notice from an Indemnified Party of a claim under this Section, the Company shall not have notified the Indemnified Party of its desire to assume the defense of such proceeding, the Indemnified Party shall also have the right to assume control of the defense or compromise of such proceeding, and the Indemnified Party shall have the right to settle or compromise such proceeding without the consent of the Company.

         (d) The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this Section shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, bylaw, agreement, vote of stockholders or disinterested directors or otherwise.

         6. Insurance. The Company shall use commercially reasonable efforts to maintain, at its expense, a directors and officers' insurance policy substantially similar to its existing policy and reasonably acceptable to Wexford.

         7. Remedies, Arbitration and Governing Law. (a) With the exception of the injunctive relief under Section 8 hereof, the Parties hereto agree that all claims, counterclaims, demands, cause of action, disputes, controversies, and other matters in question arising out of or relating to this Agreement or any provision hereof, the alleged breach of any such provision, or in any way relating to the subject matter hereof, or the relationship between the Parties created by this Agreement or the relationship existing between the Wexford Entities and the Designated Directors (or any of them) and the Company (all of which are referred to herein as "Disputed Claims"), even though some or all of such disputed claims allegedly are extra-contractual in nature, whether such disputed claims sound in contract, tort, or otherwise, at law or in equity, under state or federal law, whether provided by statute or the common law, for damages or any other relief, shall be resolved by binding arbitration pursuant to the Federal Arbitration Act.

         (b) The validity, construction, and interpretation of this agreement to arbitrate, and all procedural aspects of the arbitration conducted pursuant to this Agreement to arbitrate, including but not limited to, the determination of the issues that are subject to arbitration (i.e., arbitrability), the scope of the arbitrable issues, allegations of "fraud in the inducement" to enter into this agreement or this arbitration provision, allegations of waiver, laches, delay or other defenses to arbitrability, and the rules governing the conduct of the arbitration (including the time for filing an answer, the time for the filing of counter disputed claims, the times for amending the pleadings, the specificity of the pleadings, the extent and scope of discovery, the issuance of subpoenas, the times for the designation of experts, whether the arbitration is to be stayed pending resolution of related litigation involving third parties not bound by this Agreement, the receipt of evidence, and the like), shall be decided by the arbitrators. In deciding the substance of any Party's Disputed Claims, the arbitrators shall refer to the substantive laws of the State of Delaware for guidance (excluding Delaware choice-of-law principles that might call for the application of some other state's law).

         (c) NOTWITHSTANDING ANY OTHER PROVISION IN THIS ARBITRATION AGREEMENT TO THE CONTRARY, THE PARTIES EXPRESSLY AGREE THAT THE ARBITRATORS SHALL HAVE ABSOLUTELY NO AUTHORITY TO AWARD TREBLE, EXEMPLARY OR PUNITIVE DAMAGES OF ANY TYPE UNDER ANY CIRCUMSTANCES REGARDLESS OF WHETHER SUCH DAMAGES MAY BE AVAILABLE UNDER DELAWARE LAW, THE LAW OF ANY OTHER STATE, OR FEDERAL LAW, OR UNDER THE FEDERAL ARBITRATION ACT, OR UNDER THE AMERICAN ARBITRATION ASSOCIATION RULES IN EFFECT AS OF THE DATE OF THIS AGREEMENT, THE PARTIES HEREBY WAIVING THEIR RIGHT, IF ANY, TO RECOVER TREBLE, EXEMPLARY OR PUNITIVE DAMAGES IN CONNECTION WITH ANY SUCH DISPUTED CLAIMS.

         (d) The arbitration proceedings shall be conducted in Wilmington, Delaware by three arbitrators. The arbitration proceeding will be conducted in accordance with, and subject to, the procedures established for commercial arbitrations by the American Arbitration Association, but shall not be conducted using or with any direct involvement by that association (except as otherwise provided below). Within 30 days of the notice of initiation of the arbitration procedure, an affected Party shall select one arbitrator by notice to any other affected Parties and the two arbitrators so selected by the affected Parties shall select a third arbitrator. Absent such agreement by the two arbitrators, the third arbitrator shall be selected by the American Arbitration Association upon the joint petition by the affected Parties. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. ss. 1-16, as such act is modified by this Agreement, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof.

         (e) All fees of the arbitrators and other administrative charges related to the arbitration shall be borne equally by the Parties.

         (f) The award of the arbitrators shall be final and binding on the Parties and judgment thereon may be entered in a court of competent jurisdiction.

         (g) The Parties hereby (i) irrevocably and unconditionally waive, to the fullest extent permitted by law, trial by jury in any legal action or proceeding relating to this Agreement and for any counterclaim therein; (ii) irrevocably waive, to the maximum extent not prohibited by law, any right it may have to claim or recover in any arbitration or litigation any special, exemplary, punitive or consequential damages, or damages other than, or in addition to, actual damages, interest, fees and costs; (iii) certify that no Party hereto nor any representative or agent or counsel for any Party hereto has represented, expressly or otherwise, or implied that such Party would not, in the event of arbitration or litigation, seek to enforce the foregoing waivers, and (iv) acknowledge that the Parties have been induced to enter into this agreement by, among other things, the waivers and certifications contained in this Section.

         8. Confidentiality. (a) Each of the Company and Wexford shall hold, and shall cause each Person controlled by it to hold, in confidence any information exchanged between the Company and any Designated Directors received solely in, and as a direct result of, the duties performed by any Designated Directors as members of the Company's board of directors (collectively, the "Confidential Information"), and except as otherwise provided in this Section, neither the Company nor Wexford will use, or permit any Person controlled by it to use, the Confidential Information other than for the purpose of performing any obligations hereunder or, in the case of the Designated Directors, in the performance of their duties as members of the Company's board of directors; provided however, that such restrictions with respect to such Confidential Information shall not apply to, and the term Confidential Information shall not include, (i) information that is or becomes generally available to the public,
(ii) disclosures required to be made by applicable laws and regulations (including, without limitation, disclosures required by any order, subpoena or other legal process); (iii) disclosures to (x) actual or potential investors, lenders or other capital providers to such party, (y) officers, directors, employees, agents or representatives of such party and of Persons controlled by such party or (z) auditors, counsel and other professional advisors to such party (provided, however, that such Persons described in (x), (y) and (z) above have been informed of the confidential nature of the information, and, in any event, the disclosing party shall be responsible for any failure by such Person to abide by the provisions of this Section 8), (iv) disclosures in connection with any litigation or dispute between or with the Parties, the Designated Directors, or any representatives thereof, (v) information known to the receiving party at the time of disclosure or is thereafter acquired at any time from a source other than the other party hereto that was not known to the receiving party to be prohibited from making disclosure or (vi) information that is hereafter independently developed by the receiving party.

         (b) As noted above, the Company may enter into one or more agreements with a Wexford Entity to render services to the Company, provide funds or credit support to the Company or sell, transfer or convey property or assets to, and from, the Company, and nothing herein shall prevent such Wexford Entity from using any such Confidential Information for the purpose of evaluating, negotiating and/or consummating any proposed transaction with the Company. Furthermore, notwithstanding anything to the contrary in this Agreement or this
Section 8, the Company, the Shareholders and the Bondholders understand and agree that certain activities of each Wexford Entity or any of their respective Affiliates may now, or in the future, be in direct or indirect competition with the activities of the Company and/or any of its Affiliates and, in such event, Wexford shall implement certain firewall procedures with respect to such proposed activities in order to prevent employees of a Wexford Entity or any of its Affiliates that will be involved in a particular transaction from obtaining from Wexford or a Designated Director confidential information relating to such competitive transaction, including any proposed bid amount applicable to a particular competitive transaction, that might constitute Confidential Information under this Agreement. If a Designated Director is directly involved in such competitive transaction on behalf of a Wexford Entity or any Affiliate thereof and the Company is also seeking approval from the Company's board of directors to participate in such competitive transaction, then the Designated Director will recuse himself or herself from the Company's board of director deliberations relating to such transaction, but may continue his or her involvement in such transaction on behalf of such Wexford Entity or Affiliate.

         (c) Each party hereto shall have the right to apply to a court to enjoin any breach of this Section 8. Excepting the right of a party to seek such injunctive relief, all claims and matters in question arising out of this Section, whether sounding in contract, tort or otherwise, shall be resolved by binding arbitration as set forth in Section 7 hereof.

         (d) To the fullest extent permitted by law, the Company, the Shareholders and the Bondholders agree that, to the extent that a court might hold that the conduct of any activity permitted by this Section 8 may constitute a breach by a Designated Director of his or her duty of confidentiality or duty to restrict the use of Confidential Information to the Company or any of its Affiliates, or to any other Person, the Company, the Shareholders and the Bondholders hereby waive and renounce any and all claims and causes of action that the Company or any of its Affiliates, the Shareholders, the Bondholders or any other Person may have as a consequence of such conduct or activities.

         9. Resignation of Designated Directors. Notwithstanding anything in the Company's articles of incorporation, its bylaws or other organization documents to the contrary, the Company, the Shareholders and the Bondholders acknowledge and agree that any Designated Director on the Company's board of directors may resign at any time and such resignation shall be effective immediately upon delivery of a notice thereof to the Company by such director in accordance with the notice provisions hereof.

         10. Miscellaneous.

         (a) Section titles or captions in this Agreement are included for purposes of convenience only and shall not be considered a part of this Agreement in construing or interpreting any of its or their provisions. All references in this Agreement to Sections shall refer to Sections of this Agreement unless the context clearly otherwise requires.

         (b) When used in this Agreement, the word "including" shall have its normal common meaning and any list of items that may follow such word shall not be deemed to represent a complete list of the contents of the referent of the subject.

         (c) The Parties have participated jointly in the negotiation and drafting of this Agreement. If any ambiguity or question of intent or interpretation arises, no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement or such other documents.

         (d) Unless the context otherwise requires, when used in this Agreement, the singular shall include the plural, the plural shall include the singular, and all nouns, pronouns and any variations thereof shall be deemed to refer to the masculine, feminine or neuter, as the identity of the person or persons may require.

         (e) This Agreement may be executed in several counterparts, each of which is an original and all of which, when taken together, constitute one and the same instrument.

         (f) This Agreement embodies the entire agreement and understanding of the Parties related to its subject matter and supersede all prior proposals, understandings, agreements, correspondence, arrangements and contemporaneous oral agreements relating to such subject matter. No representation, promise, inducement or statement of intention has been made by any Party which has not been embodied in this Agreement. This Agreement may be modified only by a written instrument signed by the Parties hereto. Any original executed agreement or document may be photocopied and stored on computer tapes and disks (the "Imaged Agreement"). The Imaged Agreement, if introduced as evidence on paper, and the transaction tape, if introduced as evidence in its original form and as transcribed onto paper, and all computer records of the foregoing, if introduced as evidence in printed format, in any judicial, arbitration, mediation or administrative proceedings, will be admissible as among the relevant Parties to the same extent and under the same conditions as other business records originated and maintained in documentary form. No relevant Party shall object to the admissibility of the transaction tape or the Imaged Agreement (or photocopies of the transcription of the transaction tape or the Imaged Agreement) on the basis that such were not originated or maintained in documentary form under either the hearsay rule, the best evidence rule or other rule of evidence.

         (g) Each Party will bear its own expenses incurred in connection with the preparation, execution and performance of its obligations under this Agreement including all fees and expenses of agents, representatives, counsel and accountants.

         (h) This Agreement shall only be enforceable by the Parties hereto, their respective successors, permitted assigns, heirs, executors, administrators and personal representatives, and is also intended for the benefit of, and is enforceable by, each of the Designated Directors and each Wexford Entity and their respective heirs, administrators, executors, successors and assigns. Except as contemplated in the preceding sentence, this Agreement is not intended to, nor shall it be construed to, confer upon any other third person any right, remedy or benefit, nor are they intended to be enforceable by any other third person.

         (i) All notices, requests, statements or payments required or permitted to be made or given under this Agreement shall be delivered to the addresses set forth below, and made as specified below. Notices required to be in writing shall be delivered by letter, facsimile or other documentary form. Notice by facsimile or hand delivery shall be deemed to have been received by the close of the business day on which it was transmitted or hand delivered (unless transmitted or hand delivered after the close of the business day, in which case it shall be deemed received at the close of the next business day). Notice by overnight mail or courier shall be deemed to have been received two business days after it was sent. A Party may change its address by providing notice of same in accordance herewith.

If one or more Wexford Entities         C/o Wexford Capital LLC
                                        411 West Putnam Avenue
                                        Greenwich, CT  06830
                                        Attention: Arthur Amron and Mark Zand
                                        Facsimile:   (203) 862-7312
                                        Telephone:   (203) 862-7012

If to the Company:                      Anker Coal Group, Inc.
                                        2708 Cranberry Square
                                        Morgantown, WV 26508
                                        Attention:  President
                                        Facsimile:   (304) 594-1685
                                        Telephone:   (304) 594-1616


If to the Shareholders:                 To their respective addresses and
                                        facsimile numbers set forth opposite
                                        their signatures to this Agreement.

If to Bondholders:                      To their respective addresses and
                                        facsimile numbers set forth opposite
                                        their signatures to this Agreement.

         (j) If a court or arbitrator in any final, unappealable proceeding holds any provision of this Agreement or its application to any person or circumstance, invalid, illegal or unenforceable, the remainder of this Agreement, or the application of such provision to persons or circumstances other than those to which it was held to be invalid, illegal or unenforceable, shall not be affected, and shall be valid, legal and enforceable to the fullest extent permitted by law, but only if and to the extent such enforcement would not materially and adversely frustrate the Parties' essential objectives as expressed in this Agreement taken as a whole. Furthermore, in lieu of any such invalid or unenforceable term or provision, the Parties intend that the court or arbitrator add to this Agreement a provision as similar in terms to such invalid or unenforceable provision as may be valid and enforceable, so as to effect the original intent of the Parties to the greatest extent possible.

         EXECUTED as of the date first above written.


                                        ANKER COAL GROUP, INC.

                                        By: /s/ Bruce Sparks
                                            ------------------------------------

                                        Name: Bruce Sparks
                                              ----------------------------------

                                        Title: President
                                               ---------------------------------


                                        WEXFORD CAPITAL LLC

                                        By: /s/ Mark Zand
                                            ------------------------------------

                                        Name: Mark Zand
                                              ----------------------------------

                                        Title: Senior Vice President
                                               ---------------------------------


                                        VALENTIS INVESTOR LLC

                                          BY: ITS MANAGER:
                                              WEXFORD CAPITAL LLC

                                        By: /s/ Mark Zand
                                            ------------------------------------

                                        Name: Mark Zand
                                              ----------------------------------

                                        Title: Senior Vice President
                                               ---------------------------------


                                        WEXFORD SPECTRUM INVESTORS LLC

                                          BY: ITS MANAGER:
                                              WEXFORD CAPITAL LLC

                                        By: /s/ Mark Zand
                                            ------------------------------------

                                        Name: Mark Zand
                                              ----------------------------------

                                        Title: Senior Vice President
                                               ---------------------------------

                                        SOLITAIR CORP.

                                        By: /s/ Kenneth H. Rubin
                                            ------------------------------------

                                        Name: Kenneth H. Rubin
                                              ----------------------------------

                                        Title: Vice President
                                               ---------------------------------

Enron North America Corp.               BONDHOLDERS:
1400 Smith Street
Houston, TX 77002                       ENRON NORTH AMERICA CORP.
Attention:  Donna Lowry, Compliance
Facsimile:  (713) 646-4039              By: ____________________________________
Telephone:  (713) 853-1939
                                        Name: __________________________________
      with a copy to:
                                        Title: _________________________________
Legal Department
Enron North America Corp.
P. O. Box 1188
Houston, TX 77251-1188
Attention:  Managing Director and
General Counsel
Facsimile:   (713) 646-3490


Putnam Investment Management            PUTNAM INVESTMENT MANAGEMENT
1 Post Office Square
Boston, MA 02109
Attention:  Patrick Flynn               By: ____________________________________
Facsimile:   (617) 760-8639
Telephone:   (617) 760-7073             Name: __________________________________

                                        Title: _________________________________


Stonehill Partners                      STONEHILL PARTNERS
126 E. 56th Street - 9th floor
New York, NY 10022
Attention:  Wayne Teetsel               By: ____________________________________
Facsimile:   (212) 838-2336
Telephone:   (212) 739-7474             Name: __________________________________

                                        Title: _________________________________


WL Ross & Co. LLC                       WL ROSS & CO. LLC
101 East 52nd Street, 19th Floor
New York, NY 10022
Attention:  Wilbur Ross                 By: ____________________________________
Facsimile:   (212) 317-4891
Telephone:   (212) 826-2111             Name: __________________________________

                                        Title: _________________________________

                                        STOCKHOLDERS:

Enron North America Corp.               ENRON NORTH AMERICA CORP.
1400 Smith Street
Houston, TX 77002                       By: ____________________________________
Attention:  Donna Lowry, Compliance
Facsimile:  (713) 646-4039              Name: __________________________________
Telephone:  (713) 853-1939
       With a copy to:                  Title: _________________________________
Legal Department
Enron North America Corp.
P. O. Box 1188
Houston, TX 77251-1188
Attention:  Managing Director and
            General Counsel
Facsimile:  (713) 646-3490


Putnam Investment Management            PUTNAM INVESTMENT MANAGEMENT
1 Post Office Square
Boston, MA 02109
Attention:  Patrick Flynn               By: ____________________________________
Facsimile:  (617) 760-8639
Telephone:  (617) 760-7073              Name: __________________________________

                                        Title: _________________________________


Stonehill Partners                      STONEHILL PARTNERS
126 E. 56th Street - 9th floor
New York, NY 10022
Attention:  Wayne Teetsel               By: ____________________________________
Facsimile:   (212) 838-2336
Telephone:   (212) 739-7474             Name: __________________________________

                                        Title: _________________________________


WL Ross & Co. LLC                       WL ROSS & CO. LLC
101 East 52nd Street, 19th Floor
New York, NY 10022
Attention:  Wilbur Ross                 By: ____________________________________
Facsimile:   (212) 317-4891
Telephone:   (212) 826-2111             Name: __________________________________

                                        Title: _________________________________